EXHIBIT 10.8


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                                      1999
                                STOCK OPTION PLAN



                              HAT WORLD CORPORATION
                             A MINNESOTA CORPORATION





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                                TABLE OF CONTENTS


Section 1    Purpose of the Plan ..............................................1

Section 2    Shares Subject to the Plan........................................1

Section 3    Eligible Employees ...............................................1

Section 4    $100,000 Incentive Stock Option Limitation .......................1

Section 5    Minimum Exercise Price ...........................................1

Section 6    Nontransferability ...............................................1

Section 7    Adjustments ......................................................1

Section 8    Maximum Option Term ..............................................1

Section 9    Plan Duration ....................................................1

Section 10   Controlling Shareholders .........................................2

Section 11   Payment ..........................................................2

Section 12   Fair Market Value ................................................2

Section 13   Administration ...................................................2

Section 14   Corporate Reorganizations.........................................2

Section 15   Stock Appreciation Rights.........................................3

Section 16   Restricted Stock..................................................3
                 16.1   Transfer...............................................3
                 16.2   Termination of Employment..............................3
                 16.3   Other Restrictions.....................................4

Section 17   Financial Assistance..............................................4

Section 18   No Prior Right of Award...........................................4

Section 19   Amendment and Termination.........................................4
                 19.1   Number of Shares.......................................4
                 19.2   Exercise Price.........................................4
                 19.3   Extension..............................................4
                 19.4   Eligible Employees.....................................4

Section 20   Burden & Benefit..................................................4

Section 21   Headings..........................................................5

Section 22   Interpretation....................................................5


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1999 STOCK OPTION PLAN, PAGE 1.

                              HAT WORLD CORPORATION
                             1999 STOCK OPTION PLAN

         1. PURPOSE OF THE PLAN. Under this 1999 Stock Option Plan (the "Plan") of Hat World Corporation, a Minnesota corporation (the "Company"), options may be granted to eligible directors, officers and employees to purchase shares of the Company's capital stock. This Plan is designed to enable the Company and its subsidiaries (if any) to attract, retain and motivate their directors, officers and employees by providing for or increasing the proprietary interests of such individuals in the Company. The Plan provides for options which qualify as incentive stock options ("Incentive Options") under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), as well as options which do not so qualify.

         2. SHARES SUBJECT TO THE PLAN. The maximum number of shares of stock for which options granted hereunder may be exercised shall be not more than eight hundred eighty thousand (880,000) shares of Common Stock of the Company.

         3. ELIGIBLE PARTICIPANTS. The persons eligible to be considered for the grant of options hereunder are any persons employed by, or any officer of director of, the Company or its subsidiaries (if any).

         4. $100,000 INCENTIVE STOCK OPTION LIMITATION. The aggregate fair market value of the stock with respect to which Incentive Options are exercisable for the first time by an eligible participant in any calendar year under this Plan and under all stock option plans of the Company, its parent or subsidiaries, shall not exceed $100,000, determining fair market value as of the time each respective option is granted.

         5. MINIMUM EXERCISE PRICE. The exercise price for each option granted hereunder shall be not less than the fair market value of the stock at the date of the grant of the option.

         6. NONTRANSFERABILITY. Any option granted under this Plan shall by its terms be nontransferable by the optionee other than by will or the laws of descent and distribution and is exercisable during the optionee's lifetime only by the optionee, unless further limited at the time of grant.

         7. ADJUSTMENTS. If the outstanding shares of stock of the class then subject to this Plan are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities, as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends or the like, appropriate adjustments shall be made in the number and/or kind of shares or securities for which options may thereafter be granted under this Plan and for which options then outstanding under this Plan may thereafter be exercised. Any such adjustment in outstanding options shall be made without changing the aggregate exercise price applicable to the unexercised portions of such options.

         8. MAXIMUM OPTION TERM. No option granted under this Plan may be exercised in whole or in part more than six (6) years after its date of grant.

         9. PLAN DURATION. Options may not be granted under this Plan after December 31, 2005.

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         10. CONTROLLING SHAREHOLDERS. Notwithstanding any other provisions of this Plan to the contrary, no individual who, at the time of the grant of the option, owns stock in the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiaries shall be granted an Incentive Option hereunder, unless at the time the Incentive Option is granted the exercise price is at least 110 percent of the Fair Market Value of the stock subject to the Incentive Option, and unless the Incentive Option is not exercisable after the expiration of 5 years from the date it is granted.

         11. PAYMENT. Payment for stock purchased under any exercise of an option granted under this Plan shall be made in full in cash concurrently with such exercise, except that, if and to the extent the instrument evidencing the option so provides and if the Company is not then prohibited from purchasing or acquiring shares of such stock, such payment may be made in whole or in part with shares of the same class of stock as that then subject to the option, delivered in lieu of cash concurrently with such exercise, the shares so delivered to be valued on the basis of the fair market value of the stock on the day preceding the date of exercise.

         12. FAIR MARKET VALUE. The Fair Market Value of the shares of common stock of the Company subject to this Plan shall be determined for purposes of this Plan by the Board of Directors of the Company in accordance with the Code and such determination shall be final, conclusive and binding upon each eligible participant and the Company for all purposes of this Plan.

         13. ADMINISTRATION. The Plan shall be administered by the Company's Board of Directors (the "Board") or, in the discretion of the Board, by a committee (the "Committee") of not less than three members of the Board each of whom shall not be eligible, and shall not have been eligible at any time within one year prior to his appointment to the Committee, for selection as a person to whom stock may be allocated or to whom stock options may be granted pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock or stock options of the Company or any of its affiliates. Only those eligible persons who execute a stock option agreement as may be adopted consistent with this Plan by the Board of Directors shall be entitled to exercise any stock options authorized by adoption of this Plan.

         The interpretation and construction of any term or provision of the Plan or of any option granted under it shall be made by the Board in accordance with the appropriate state and federal corporate, securities and tax laws so as to further the intent of this Plan and shall be final. The Board may from time to time adopt rules and regulations for carrying out this Plan and, subject to the provisions of this Plan, may prescribe the form or forms of the instruments evidencing any option granted under this Plan.

         Subject to the provisions of this Plan, the Board or, by delegation from the Board, the Committee shall have full and final authority in its discretion to select the persons to be granted options, to grant such options and to determine the number of shares to be subject thereto, the exercise prices, the terms of exercise, expiration dates and other pertinent provisions thereof.

         14. CORPORATE REORGANIZATIONS. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to, or the acquisition of

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stock representing more than eighty percent (80%) of the voting power of the stock of the Company then outstanding by, another corporation or person, the Plan shall terminate, and all options theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of options theretofore granted, or the substitution for such options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and options theretofore granted shall continue in the manner and under the terms so provided. If the Plan and unexercised options shall terminate pursuant to the foregoing sentence, all persons entitled to exercise any unexercised portions of options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of their options, including the portions thereof which would, but for this
Section 14, not yet be exercisable.

         15. STOCK APPRECIATION RIGHTS. If the instrument evidencing the option so provides, an option granted under this Plan (herein referred to as the "corresponding option") may include the right (a "Stock Appreciation Right") to receive an amount equal to some or all of the excess of the fair market value (determined in a manner specified in the instrument evidencing the corresponding option) of the shares subject to unexercised portions of the corresponding option over the aggregate exercise price for such shares under the corresponding option as of the date the option is exercised. A Stock Appreciation Right may be paid in cash or in shares of the class then subject to the corresponding option (valued on the basis of their fair market value, determined as specified with respect to the measurement of the amount payable as aforesaid), or in combination of cash and such shares so valued. No Stock Appreciation Right may be exercised in whole or in part (a) other than in connection with the contemporaneous surrender without exercise of such corresponding option, or the portion thereof that corresponds to the portion of the Stock Appreciation Right being exercised, or (b) except to the extent that the corresponding option or such portion thereof is exercisable on the date of exercise of the Appreciation Right by the person exercising the Stock Appreciation Right, or (c) unless the class of stock then subject to the corresponding option is then "publicly traded". For this purpose, a class of stock is "publicly traded" if it is listed or admitted to unlisted trading privileges on a national securities exchange or if bid and offer quotations therefore are reported on the automated quotations system ("NASDAQ") operated by the National Association of Securities Dealers, Inc., or on any then operative successor to the NASDAQ system.

         16. RESTRICTED STOCK. If the instrument evidencing the option so provides, shares of stock issued on exercise of an option granted under this Plan may upon issuance be subject to the following restrictions (and, as used herein, "restricted stock" means shares issued on exercise of options granted under this Plan which are still subject to restrictions imposed under this
Section 16 that have not yet expired or terminated):

                  16.1 TRANSFER. Shares of restricted stock may not be sold or otherwise transferred or hypothecated;

                  16.2 TERMINATION OF EMPLOYMENT. If the employment of the holder of shares of restricted stock with the Company or subsidiary is terminated for any reason other than his death, normal or early retirement in accordance with his employer's established retirement policies or practices, or total disability, the Company (or any subsidiary designated by it) shall have the option for sixty (60) days after such termination of employment to purchase for cash all or any part of his restricted stock at the lesser of (i) the price paid

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                  therefor by the holder, or (ii) the fair market value of the restricted stock on the date of such termination of employment (determined in a manner specified in the instrument evidencing the option); and

                  16.3 OTHER RESTRICTIONS. As to the shares of stock affected thereby, any additional restrictions that may be imposed on particular shares of restricted stock as specified in the instrument evidencing the option.

         The restrictions imposed under this Section 16 shall apply as well to all shares or other securities issued in respect of restricted stock in connection with any stock split, reverse stock split, stock dividend, recapitalization, reclassification, spin-off, merger, consolidation or reorganization, but such restrictions shall expire or terminate at such time or times as shall be specified therefor in the instrument evidencing the option which provides for the restrictions.

         17. FINANCIAL ASSISTANCE. The Company is vested with authority under this Plan to assist any participant to whom an option is granted hereunder (including any director or officer of the Company or any of its subsidiaries) in the payment of the purchase price to such participant on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board.

         18. NO PRIOR RIGHT OF AWARD. Nothing in this Plan shall be deemed to give any officer or employee of the Company, or such person's legal representative or assigns, or any other person or entity claiming under or through such person, any contract or other right to participate in the benefits of this Plan. Nothing in this Plan shall be construed as constituting a commitment, guarantee, agreement or understanding of any kind or nature that the Company shall continue to employ any individual (whether or not a Participant). This Plan shall not affect in any way the right of the Company to terminate the employment of any individual (whether or not a Participant) at any time and for any reason whatsoever. No change of a Participant's duties as an employee of the Company shall result in a modification of the terms of any rights of such Participant under this Plan or any Incentive Stock Option Agreement executed by such Participant.

         19. AMENDMENT AND TERMINATION. The Board may alter, amend, suspend or terminate this Plan, provided that no such action shall deprive an optionee, without his consent, of any option granted to the optionee pursuant to this Plan or of any of his rights under such option. Except as herein provided, no such action of the Board, unless taken with the approval of the shareholders of the Company, may:

                  19.1 NUMBER OF SHARES. Increase the maximum number of shares for which options granted under this Plan may be exercised;

                  19.2 EXERCISE PRICE. Reduce the minimum permissible exercise price;

                  19.3 EXTENSION OF TERM. Extend the duration of this Plan set forth herein; or

                  19.4 ELIGIBLE EMPLOYEES. Alter the class of employees eligible to receive options under the Plan.

         20. BURDEN AND BENEFIT. The terms and provisions of this Plan shall be binding upon, and shall inure to the benefit of, each Participant and such Participant's executors and administrators, estate, heirs and personal and legal representatives.

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         21. HEADINGS. The headings and other captions contained in this Plan are for convenience and reference only and shall not be used in interpreting, construing or enforcing any of the provisions of this Plan.

         22. INTERPRETATION. Notwithstanding any provision of this Plan or any provision of any Incentive Stock Option Agreement to the contrary, this Plan and each Incentive Stock Option Agreement are intended to comply with the requirements for qualification under the Code and with any rule or regulation promulgated or proposed thereunder, and shall be interpreted and construed in a manner which is consistent with this Plan and each Incentive Stock Option Agreement being so qualified.



         I hereby certify that this is a true and correct copy of the Plan as adopted by the Company on June 15, 1999.


                                      HAT WORLD CORPORATION
                                      A MINNESOTA CORPORATION



       Date                           By
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                                         George N. Berger, Corporate Secretary